                                                                   EXHIBIT 10.15

                      RESTRICTED STOCK PURCHASE AGREEMENT

     This Restricted Stock Purchase Agreement (this "Agreement") is made and entered into as of January 17, 2000 (the "Effective Date") between Lexar Media, Inc. (the "Company"), a California corporation, and John Reimer ("Purchaser").

     1.   PURCHASE OF SHARES.  On the Effective Date and subject to the terms
          ------------------
and conditions of this Agreement, Purchaser hereby purchases from the Company, and Company hereby sells to Purchaser, an aggregate of four hundred thousand (400,000) shares of the Company's common stock (the "Shares") at an aggregate purchase price of eight hundred thousand Dollars ($800,000.00) (the "Purchase Price") or $2.00 per Share (the "Purchase Price Per Share"). As used in this Agreement, the term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) in replacement of the Shares in a recapitalization, merger, reorganization or the like .

     2.   PAYMENT OF PURCHASE PRICE; CLOSING.
          ----------------------------------

          (a) Deliveries by Purchaser.  Purchaser hereby delivers to the Company
              -----------------------
the full Purchase Price by delivery to the Company of a Note Secured by Stock Pledge Agreement of Purchaser in the principal amount of the full Purchase Price in the form of Exhibit 1, duly executed by Purchaser (the "Note"). Purchaser
               ---------
also hereby delivers to the Company: (i) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 2 attached
                                                              ---------
hereto (the "Stock Powers"), both duly executed by Purchaser (and Purchaser's spouse, if any), (ii) if Purchaser is married, a Consent of Spouse in the form of Exhibit 3 attached hereto (the "Spouse Consent") duly executed by Purchaser's
   ---------
spouse, and (iii) a Stock Pledge Agreement in the form of Exhibit 4, duly
                                                          ---------
executed by Purchaser (the "Pledge Agreement").

          (b) Deliveries by the Company.  Upon its receipt of the entire
              -------------------------
Purchase Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2(a), the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser registered in Purchaser's name in accordance with Section 19, with such certificate to be placed in escrow as provided in Section 8 until expiration or termination of both the Company's Repurchase Option and Right of First Refusal described in Sections 5 and 6 and payment in full to the Company of all sums due under the Note.

     3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser represents and
          -------------------------------------------
warrants to the Company that:

          (a) Purchase for Own Account for Investment.  Purchaser is purchasing
              ---------------------------------------
the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.
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          (b) Access to Information.  Purchaser has had access to all
              ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          (c) Understanding of Risks.  Purchaser is an officer of the Company
              ----------------------
and is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that
                                                                  ----
Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.

          (d) Purchaser's Qualifications.  Purchaser has a preexisting personal
              --------------------------
or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          (e) No General Solicitation.  At no time was Purchaser presented with
              -----------------------
or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

          (f) Compliance with Securities Laws.  Purchaser understands and
              -------------------------------
acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or being qualified under the California Corporate Securities Law of 1968, as amended (the "Law"), but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law or other applicable state securities laws which impose certain restrictions on Purchaser's ability to transfer the Shares.

          (g) Restrictions on Transfer.  Purchaser understands that Purchaser
              ------------------------
may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          (h) Rule 144.  In addition, Purchaser has been advised that SEC Rule
              --------
144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be

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

held for a minimum of one year, and in certain cases two years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be
               ------------
resold under Rule 144. Purchaser understands that Shares paid for with a Note may not be deemed to be fully "paid for" within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

     4.   COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE SALE OF THE SECURITIES
          ------------------------------------------
THAT ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5.   COMPANY'S REPURCHASE OPTION.  The Company or its assignees shall have
          ---------------------------
the option to repurchase all or a portion of the Unvested Shares (as defined below) on the terms and conditions set forth in this Section (the "Repurchase Option") if Purchaser ceases to be employed by the Company (as defined herein) for any reason, or no reason, including without limitation Purchaser's death, disability, voluntary resignation or termination by the Company with or without cause.

          (a) Definition of "Employed by the Company"; "Termination Date".  For
              ----------------------------------------------------------
purposes of this Agreement, Purchaser will be considered to be "employed by the Company" if the Board of Directors of the Company determines that Purchaser is rendering substantial services as an officer, employee, consultant or independent contractor to the Company or to any parent, subsidiary or affiliate of the Company. In case of any dispute as to whether Purchaser is employed by the Company, the Board of Directors of the Company will have discretion to determine whether Purchaser has ceased to be employed by the Company or any parent, subsidiary or affiliate of the Company and the effective date on which Purchaser's employment terminated (the "Termination Date").

          (b) Unvested and Vested Shares.  Shares that are vested pursuant to
              --------------------------
the schedule set forth herein are "Vested Shares". Shares that are not vested pursuant to the schedule herein are "Unvested Shares". Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent. On the Effective Date all of the Shares will be Unvested Shares. For so long (and only for so long) as Purchaser remains continuously employed by the Company at all times after December 21, 1999 (the "Grant Date"), an additional 2.083% of the Shares will become Vested Shares upon each one month anniversary of the Grant Date; provided, however, (i) Purchaser will immediately receive 18 months of vesting upon death or an Involuntary Termination (as defined in Appendix A hereto) and (ii) all unvested Shares shall vest upon an Involuntary
----------
Termination within 12 months of a Corporate Transaction (as defined in Appendix
                                                                       --------
A hereto). If the application of the vesting percentage results in a fractional
--------
share, such share shall be rounded up to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month the balance of the Unvested Shares shall become fully Vested Shares.

          (c) Adjustments.  The number of Shares that are Vested Shares or
              -----------
Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date.

          (d) Exercise of Repurchase Option at Original Price.  At any time
              -----------------------------------------------
within ninety (90) days after the Termination Date, the Company may elect to repurchase any or all of the Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option. The Company and/or its assignee(s) will then have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) any or all of the Unvested Shares at the Purchaser's original Purchase Price Per Share, as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date (the "Repurchase Option Price").

          (e) Payment of Repurchase Price.  The Repurchase Option Price will be
              ---------------------------
payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company (or to such assignee) or by any combination thereof. The Repurchase Option Price will be paid without interest within ninety (90) days after the Termination Date.

          (f) Right of Termination Unaffected.  Nothing in this Agreement will
              -------------------------------
be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any parent, subsidiary or affiliate of the Company) to terminate Purchaser's employment with the Company (or any parent, subsidiary or affiliate of the Company) at any time for any reason or no reason, with or without cause.

     6.   RIGHT OF FIRST REFUSAL.  Unvested Shares may not be sold or otherwise
          ----------------------
transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Shares (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the "Offered Shares") on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a) Notice of Proposed Transfer.  The Holder of the Shares will
              ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares;
(ii) the name and address of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

          (b) Exercise of Right of First Refusal.  At any time within thirty
              ----------------------------------
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (but not less than all) of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined in accordance with subsection (c) below.

          (c) Purchase Price.  The purchase price for the Offered Shares
              --------------
purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration as determined in good faith by the Company's Board of Directors will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

          (d) Payment.  Payment of the purchase price for Offered Shares will be
              -------
payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          (e) Holder's Right to Transfer.  If all of the Offered Shares proposed
              --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or
                                                      --------
other transfer is consummated within 120 days after the date of the Notice, and provided further, that: (i) any such sale or other transfer is effected in
-------- -------
compliance with all applicable securities laws; and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) Exempt Transfers.  Notwithstanding anything to the contrary in
              ----------------
this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except, unless provided otherwise in Section 6(g), that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights or the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate family" will mean Purchaser's spouse, lineal descendant or antecedent, father, mother, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser.

          (g) Termination of Right of First Refusal.  The Right of First Refusal
              -------------------------------------
will terminate as to all Shares upon the effective date of the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of common stock pursuant to a business combination or an employee incentive or benefit plan).

          (h) Encumbrances on Vested Shares.  Purchaser may grant a lien or
              -----------------------------
security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees) under this Section; and (ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

     7.   RIGHTS AS SHAREHOLDER.  Subject to the terms and conditions of this
          ---------------------
Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     8.   ESCROW.  As security for Purchaser's faithful performance of this
          ------
Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Escrow Holder will act solely for the Company as its agent and not as a fiduciary. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Section. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of

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

any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal provided, however, that the Shares will be
                                      --------  -------
retained in escrow so long as they are subject to the Pledge Agreement.

     9.  TAX CONSEQUENCES.  PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER
         ----------------
ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS (i) THAT PURCHASER HAS CONSULTED WITH A TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Purchaser hereby acknowledges that Purchaser has been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within
                                                                          ------
30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the
-------
Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Vested Shares, at the time they cease to be Unvested Shares, over the purchase price for such Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with Purchaser's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 5 for reference. PURCHASER HEREBY ASSUMES ALL
                   ---------
RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

     10. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
         --------------------------------------------

         (a)  Legends.  Purchaser understands and agrees that the Company will
              -------
place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE

          ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

          (b) Stop-Transfer Instructions.  Purchaser agrees that, in order to
              --------------------------
ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer.  The Company will not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

     11.  MARKET STANDOFF AGREEMENT.  Purchaser agrees in connection with any
          -------------------------
registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

     12.  COMPLIANCE WITH LAWS AND REGULATIONS.  The issuance and transfer of
          ------------------------------------
the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's common stock may be listed or quoted at the time of such issuance or transfer.

     13.  SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights
          ----------------------
under this Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns.

     14.  GOVERNING LAW; SEVERABILITY.  This Agreement will be governed by and
          ---------------------------
construed in accordance with the internal laws of the State of California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     15.  NOTICES.  Any notice required or permitted hereunder will be given in
          -------
writing and will be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by telecopier, addressed to the other party at its address (or facsimile number, in the case of transmission by telecopier) as shown below its signature to this Agreement, or to such other address as such party may designate in writing from time to time to the other party.

     16.  FURTHER INSTRUMENTS.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     17.  HEADINGS.  The captions and headings of this Agreement are included
          --------
for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     18.  ENTIRE AGREEMENT.  This Agreement, together with all its Exhibits,
          ----------------
constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, including any sale, grant or transfer to the Purchaser of capital stock of the Company (including any options therefor), any payments or preferences to be paid to Purchaser upon the sale of the Company and all management incentive plans in which Purchaser could participate, and supersedes all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

     19.  TITLE TO SHARES.  The exact spelling of the name(s) under which
          ---------------
Purchaser will take title to the Shares is:

          John Reimer
          -----------------------------------------------------

          Terry Reimer
          -----------------------------------------------------

Purchaser desires to take title to the Shares as follows:

   [_]  Individual, as separate property
   [X]  Husband and wife, as community property
   [_]  Joint Tenants
   [_] Alone or with spouse as trustee(s) of the following trust (including date):_______________________________________

        ________________________________________________________________________

        ________________________________________________________________________

   [_]  Other; please specify:__________________________________________________

        ________________________________________________________________________

Purchaser's social security number is:  ###-##-####
                                        ----------------------------------------

   IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement in duplicate, as of the Effective Date.

COMPANY                                      PURCHASER

By:________________________________          _______________________________

Name: Carlton Osborne
      -----------------------------

Title: General Counsel & Secretary           Name: John Reimer
      -----------------------------

Address:  47421 Bayside Parkway              Address:5854 Country Club Drive
                                                     -----------------------
          Fremont, CA 94538                  San Jose, CA, 95138
                                             -------------------------------
Fax:  (510) 413-1255

                                  APPENDIX A
                                  ----------

     A.   Corporate Transaction shall mean either of the following shareholder-
          ---------------------
approved transactions:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

     B.   Involuntary Termination shall mean the termination
          -----------------------
of Purchaser's Service by reason of:

          (i) Purchaser's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

          (ii) Purchaser's voluntary resignation following (A) a change in Purchaser's position with the Company (or Parent or Subsidiary employing Purchaser) which materially reduces Purchaser's level of responsibility,
     (B) a reduction in Purchaser's level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or
     (C) a relocation of Purchaser's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without Purchaser's consent.

     C.   Misconduct shall mean the commission of any act of fraud, embezzlement
          ----------
or dishonesty by the Purchaser, any unauthorized use or disclosure by the Purchaser of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by the Purchaser adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of the Purchaser or any other person in the Service of the Company (or any Parent or Subsidiary).

     D.   Recapitalization shall mean any stock split, stock dividend,
          ----------------
recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock as a class without the Company's receipt of consideration.

     E.   Reorganization shall mean any of the following transactions:
          --------------

          (i) a merger or consolidation in which the Company is not the surviving entity,

          (ii) a sale, transfer or other disposition of all or substantially all of the Company's assets,

          (iii) a reverse merger in which the Company is the surviving entity but in which the Company's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

          (iv) any transaction effected primarily to change the state in which the Company is incorporated or to create a holding company structure.

     F.   Service shall mean the Purchaser's performance of services for the
          -------
Company (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

                               LIST OF EXHIBITS
                               ----------------

Exhibit 1:  Note Secured by Stock Pledge Agreement

Exhibit 2:  Stock Power and Assignment Separate from Stock Certificate

Exhibit 3:  Spousal Consent

Exhibit 4:  Stock Pledge Agreement

Exhibit 5:  Election Under Section 83(b) of the Internal Revenue Code

                                                                       EXHIBIT 2
                                                                       ---------

                          STOCK POWER AND ASSIGNMENT

                           SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of January 17, 2000, (the "Agreement"), the undersigned hereby sells, assigns and transfers unto _____________________, __________ shares of the common stock of Lexar Media, Inc., a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:  ____________________

                                PURCHASER


                                _________________________________
                                (Signature)

                                John Reimer
                                _________________________________
                                (Please Print Name)

                                _________________________________
                                (Spouse's Signature, if any)

                                Terry Reimer
                                _________________________________
                                (Please Print Spouse's Name)

Instruction:  Please do not fill in any blanks other than the signature line.
-----------             ---
The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon a default under Purchaser's Note or exercise of its "Repurchase Option" and/or "Right of First Refusal" set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                                                       EXHIBIT 2
                                                                       ---------

                          STOCK POWER AND ASSIGNMENT

                           SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of January 17, 2000, (the "Agreement"), the undersigned hereby sells, assigns and transfers unto _____________________, __________ shares of the common stock of Lexar Media, Inc., a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:  ____________________

                                PURCHASER


                                _____________________________
                                (Signature)

                                John Reimer
                                _____________________________
                                (Please Print Name)


                                _____________________________
                                (Spouse's Signature, if any)

                                Terry Reimer
                                _____________________________
                                (Please Print Spouse's Name)

Instruction:  Please do not fill in any blanks other than the signature line.
-----------             ---
The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon a default under Purchaser's Note or exercise of its "Repurchase Option" and/or "Right of First Refusal" set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                                                       EXHIBIT 3
                                                                       ---------

                               CONSENT OF SPOUSE
                               -----------------

     I, the undersigned, am the spouse of John Reimer ("Purchaser"). I have read and hereby consent to and approve all the terms and conditions of: the Restricted Stock Purchase Agreement (the "Agreement") dated as of January 17, 2000 between Purchaser and Lexar Media, Inc., a California corporation (the "Company"), pursuant to which Purchaser has purchased 400,000 shares of the Company's common stock (the "Shares") and that certain Note Secured by Stock Pledge Agreement (the "Note") and Stock Pledge Agreement ("Pledge Agreement") executed by Purchaser in connection with the Agreement.

     In consideration of the Company granting my spouse the right to purchase the Shares under the Agreement, I hereby agree to be irrevocably bound by all the terms and conditions of the Agreement (including but not limited to the Company's Repurchase Option, the Right of First Refusal and the market standoff agreements contained therein) and of the Note and the Pledge Agreement and further agree that any community property interest I may have in the Shares will be similarly bound by the Agreement, the Note and the Pledge Agreement.

     I hereby appoint Purchaser as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of the Agreement, the Note and the Pledge Agreement, and with respect to the making and filing of an election under Internal Revenue Code Section 83(b) in connection with the purchase of the Shares.

Dated as of:  January 17, 2000


                                    ________________________________
                                    Signature of Spouse [Sign Here]

                                    Terry Reimer
                                    --------------------------------
                                    Name of Spouse [Please Print]

                                                                       EXHIBIT 4
                                                                       ---------

                            STOCK PLEDGE AGREEMENT
                            ----------------------

     This Agreement is made and entered into as of January 17, 2000 between Lexar Media, Inc., a California corporation (the "Company"), and John Reimer ("Pledgor").

                                R E C I T A L S
                                - - - - - - - -

     A. In exchange for Pledgor's Note Secured by Stock Pledge Agreement to the Company of even date herewith (the "Note"), the Company has issued and sold to Pledgor 400,000 shares of its common stock (the "Shares") pursuant to the terms and conditions of that certain Restricted Stock Purchase Agreement between the Company and Pledgor of even date herewith (the "Purchase Agreement").

     B. Pursuant to Section 5 of the Purchase Agreement, all the Shares on the date hereof constitute "Unvested Shares" (as defined in the Purchase Agreement and which herein shall have the meaning as so defined in the Purchase Agreement); provided, that certain of the Shares will cease to be Unvested Shares pursuant to the terms of Section 5 of the Purchase Agreement.

     C. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Unvested Shares pursuant to this Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. Creation of Security Interest.  Pursuant to the provisions of the
            -----------------------------
California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in the Unvested Shares as collateral to secure the payment of Pledgor's obligation to the Company under the Note. Pledgor herewith delivers to the Company common stock certificate(s) No(s). ________, representing all the Shares, together with one stock power for each certificate in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Agreement, the Unvested Shares pledged to the Company hereby, together with any additional collateral pledged pursuant to Section 5 hereof, will hereinafter be collectively referred to as the "Collateral." Pledgor agrees that the Collateral pledged to the Company will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Agreement, Escrow Holder will act solely for the Company as its agent and not as a fiduciary.

         2. Representations and Warranties.  Pledgor hereby represents and
            ------------------------------
warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Agreement. Pledgor further agrees that, until the entire principal sum and all accrued interest due under the Note has been paid in full, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral.

          3.  Rights on Default.  In the event of default (as defined in the
              -----------------
Note) by Pledgor under the Note, the Company will have full power to sell, assign and deliver the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Commercial Code.

          4.  Additional Remedies.  The rights and remedies granted to the
              -------------------
Company herein upon default under the Note will be in addition to all the rights, powers and remedies of the Company under the California Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

          5.  Dividends; Voting.  All dividends hereinafter declared on or
              -----------------
payable with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which will be payable to Pledgor so long as Pledgor is not in default under the Note) will be immediately delivered to the Company to be held in pledge under this Agreement. Notwithstanding this Agreement, so long as Pledgor owns the Shares and is not in default under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

          6.  Adjustments.  In the event that during the term of this pledge,
              -----------
any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be immediately pledged to the Company to be held under the terms of this Agreement in the same manner as the Collateral is held hereunder.

          7.  Rights Under Purchase Agreement.  Pledgor understands and agrees
              -------------------------------
that the Company's rights to repurchase the Collateral under the Purchase Agreement will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid during such period of time, and that to the extent that the Note is not paid during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

          8.  Redelivery of Collateral.  Upon payment in full of the entire
              ------------------------
principal sum and all accrued interest due under the Note, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Agreement will terminate; provided,
                                                                       --------
however, that all rights of the Company to retain possession of the Shares
-------
pursuant to the Purchase Agreement will survive termination of this Agreement.

          9.  Successors and Assigns.  This Agreement will inure to the benefit
              ----------------------
of the respective heirs, personal representatives, successors and assigns of the parties hereto.

         10.  Governing Law; Severability.  This Agreement will be governed by
              ---------------------------
and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

         11.  Modification; Entire Agreement.  This Agreement will not be
              ------------------------------
amended without the written consent of both parties hereto.  This Agreement and
Section 8 of the Purchase Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings related to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

COMPANY                                           PLEDGOR

By:______________________________                 ___________________________
                                                  [Signature]

Name: Carlton Osborne                             John Reimer
     ----------------------------                 ---------------------------

Its: General Counsel & Secretary
     ----------------------------

                                                            EXHIBIT 5
                                                            ---------

                      ELECTION UNDER SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.  TAXPAYER'S NAME:          John Reimer
                              --------------------------------------

    TAXPAYER'S ADDRESS:       5854 Country Club Drive
                              --------------------------------------
                              San Jose, CA 95138
                              --------------------------------------

    SOCIAL SECURITY NUMBER:   ###-##-####
                              --------------------------------------

2. The property with respect to which the election is made is described as follows: 400,000 shares of Common Stock of Lexar Media, Inc., a California
              -------
    corporation (the "Company"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred was January 17, 2000 and this election is made for calendar year 2000.
                                      ----

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $2.00 per share
                                                                 -----
    at the time of transfer.

6.  The amount paid for such shares was $2.00 per share.
                                        -----

7.  The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER
                                                           --------------
THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:  January 17, 2000
                                     _______________________________
                                     Taxpayer's Signature